UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 11, 2013

Date of Report (Date of Earliest Event Reported)

Commission file number – 001-10852

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11 North Water Street, Suite 18290 Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 243-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On February 11, 2013, International Shipholding Corporation, a Delaware corporation, announced its plans to offer shares of its Series A Cumulative Redeemable Perpetual Preferred Stock in a registered public offering. A copy of the press release announcing the proposed offering of the Series A Preferred Shares is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this report, including statements regarding the terms of the offering, the anticipated use of the proceeds therefrom and other statements identified by words such as “expects,” “will,” “intends,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: prevailing market conditions in the U.S. and overseas; the possibility that investors will not be receptive to our offering on the terms described above or at all; corporate developments that could preclude, impair or delay the offering due to restrictions under the federal securities laws; changes in our cash requirements or financial position; changes in general market, economic, regulatory or industry conditions that impact our ability or willingness to consummate the offering on the terms described above or at all; and other risks referenced from time to time in our filings with the Securities and Exchange Commission. ISH has not yet entered into a definitive agreement with respect to the offering, and, due to the above-listed uncertainties, there can be no assurances that the above-described offering will be consummated on the terms described above or at all. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors, nor can we predict the impact of each such factor on our plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any of our forward-looking statements. Accordingly, you are cautioned not to place undue reliance upon any of our forward-looking statements, which speak only as of the date made. We undertake no obligation to update or revise for any reason any forward-looking statements made by us or on our behalf, whether as a result of new information, future events or developments, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date: February 11, 2013

Exhibit Index

Exhibit No.	Description

99.1*	Press Release by International Shipholding Corporation dated February 11, 2012, announcing the proposed offering of preferred shares.

*	Filed herewith.